Execution Copy

DRAW NOTE

$2,000,000.00

Date: June 18, 2010
St. Mary's, Georgia

FOR VALUE RECEIVED, GLOBAL AXCESS CORP, a Nevada corporation, NATIONWIDE MONEY SERVICES, INC., a Nevada corporation, NATIONWIDE NTERTAINMENT SERVICES, INC., a Nevada corporation, and EFT INTEGRATION, INC., a Florida corporation, (collectively "Borrowers"), promise to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (hereinafter, together with any holder thereof, the "Bank"), whose address is 9716 San Jose Boulevard, Suite 200, Jacksonville, FL 32257, on or before November 30, 2011 (the "Draw Loan Maturity Date"), the lesser of (i) TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), or (ii) the aggregate amount outstanding on this Draw Note as determined by the Loan and Security Agreement dated June ___, 2010, executed by and between the Borrowers and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the "Loan Agreement"), and made available by the Bank to the Borrowers at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of this Draw Note outstanding from time to time as provided in the Loan Agreement.

Capitalized words and phrases not otherwise defined herein shall have the meaning assigned thereto in the Loan Agreement.

This Draw Note evidences the Draw Loan and other Indebtedness incurred by the Borrowers under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Draw Loan Maturity Date or any payment hereon may be accelerated. The holder of this Draw Note is entitled to all of the benefits and security provided for in the Loan Documents, including the UCC-1 Financing Statement(s) evidencing a blanket lien on all of the Collateral as more specifically described in the Loan Documents. All Draw Loans shall be repaid by the Borrowers on the Draw Loan Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Draw Note shall designate in writing to the Borrowers. Each Draw Loan made by the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Loan Agreement, the Borrowers waive presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Draw Note, and assent to any extension or postponement of the time of payment or any other indulgence.

The Draw Loan evidenced hereby has been made at the Bank's main office set forth above. This Draw Note has been executed and delivered at St. Marys Economic Development Center located at 400 Osborne Street, St. Marys, Georgia 31558. This Draw Note shall be governed and construed in accordance with the laws of the State of Florida, in which state it shall be performed, and shall be binding upon the Borrowers, and their respective legal representatives, successors, and assigns.

Wherever possible, each provision of the Loan Agreement and this Draw Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Draw Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Draw Note. The term "Borrowers" as used herein shall mean all parties signing this Draw Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

IN WITNESS WHEREOF, the Borrowers have executed this Draw Note as of the date set forth above.

GLOBAL AXCESS CORP,
a Nevada corporation

By: ______________________
Name: George A. McQuain
Title: President

NATIONWIDE MONEY SERVICES, INC.
a Nevada corporation

By: ______________________
Name: George A. McQuain
Title: President

NATIONWIDE NTERTAINMENT SERVICES, INC., a Nevada corporation

By: ______________________
Name: George A. McQuain
Title: President

EFT INTEGRATION, INC.,
a Florida corporation

By: ______________________
Name: George A. McQuain
Title: President